Exhibit 99.4

Third Quarter 2008 Portfolio Loan and Lease Stratifications

Third Quarter 2008 Portfolio Loan and Lease Stratifications Consumer

Brokered home equity - Includes retail brokered and HEA ($2.4 billion)
Combined loan-to-value (origination)
		<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida	Loans (% of total)	1%	1%	1%	<1%	1%	3%
	NPA + 90+ ratio	4.7%	8.7%	7.9%	8.5%	13.2%	9.2%
	YTD NCO ratio	20.1%	5.0%	16.3%	21.6%	26.0%	17.9%
Michigan	Loans (% of total)	2%	2%	5%	4%	7%	20%
	NPA + 90+ ratio	5.3%	3.1%	4.5%	4.0%	5.4%	4.7%
	YTD NCO ratio	5.2%	3.0%	4.1%	4.7%	7.4%	5.3%
Other	Loans (% of total)	7%	9%	17%	11%	33%	76%
	NPA + 90+ ratio	2.8%	4.0%	2.9%	2.8%	4.8%	3.8%
	YTD NCO ratio	3.4%	2.4%	2.6%	3.6%	5.1%	3.9%
Total	Loans (% of total)	10%	12%	22%	15%	41%	100%
	NPA + 90+ ratio	3.5%	4.1%	3.4%	3.2%	5.1%	4.2%
	YTD NCO ratio	4.8%	2.7%	3.4%	4.2%	6.0%	4.6%

1sts	Loans (% of total)	4%	3%	2%	<1%	3%	14%
	NPA + 90+ ratio	3.3%	6.7%	9.2%	5.1%	12.9%	7.6%
	YTD NCO ratio	2.7%	2.1%	3.2%	7.1%	4.9%	3.3%
2nds	Loans (% of total)	5%	9%	20%	14%	38%	86%
	NPA + 90+ ratio	3.5%	3.1%	2.7%	3.2%	4.5%	3.7%
	YTD NCO ratio	6.3%	2.9%	3.4%	4.1%	6.1%	4.8%
Total	Loans (% of total)	10%	12%	22%	15%	41%	100%
	NPA + 90+ ratio	3.5%	4.1%	3.4%	3.2%	5.1%	4.2%
	YTD NCO ratio	4.8%	2.7%	3.4%	4.2%	6.0%	4.6%

HE loans	Loans (% of total)	2%	3%	5%	3%	12%	26%
	NPA + 90+ ratio	6.2%	4.8%	5.0%	2.9%	6.4%	5.4%
	YTD NCO ratio	13.2%	2.6%	2.9%	3.8%	5.2%	5.0%
HELOCs	Loans (% of total)	7%	9%	18%	12%	29%	74%
	NPA + 90+ ratio	2.6%	3.9%	3.0%	3.3%	4.6%	3.8%
	YTD NCO ratio	2.3%	2.7%	3.5%	4.4%	6.3%	4.5%
Total	Loans (% of total)	10%	12%	22%	15%	41%	100%
	NPA + 90+ ratio	3.5%	4.1%	3.4%	3.2%	5.1%	4.2%
	YTD NCO ratio	4.8%	2.7%	3.4%	4.2%	6.0%	4.6%

<660#	Loans (% of total)	1%	1%	1%	1%	1%	4%
	NPA + 90+ ratio	7.7%	19.2%	7.7%	10.3%	10.2%	10.3%
	YTD NCO ratio	17.4%	14.3%	9.5%	6.7%	9.9%	10.8%
660-689	Loans (% of total)	1%	1%	3%	2%	5%	12%
	NPA + 90+ ratio	6.9%	4.7%	7.1%	4.6%	8.8%	7.2%
	YTD NCO ratio	11.4%	2.9%	6.6%	6.9%	7.7%	7.1%
690-719	Loans (% of total)	1%	2%	4%	3%	10%	21%
	NPA + 90+ ratio	4.6%	4.0%	5.1%	4.0%	6.5%	5.5%
	YTD NCO ratio	8.4%	4.2%	3.5%	6.6%	7.0%	6.0%
720-749	Loans (% of total)	2%	3%	5%	4%	11%	23%
	NPA + 90+ ratio	5.3%	6.1%	3.0%	3.2%	4.3%	4.1%
	YTD NCO ratio	6.4%	2.8%	3.9%	3.6%	6.9%	5.3%
750+	Loans (% of total)	5%	6%	9%	6%	13%	39%
	NPA + 90+ ratio	1.1%	1.8%	1.3%	1.5%	2.7%	1.9%
	YTD NCO ratio	0.7%	0.9%	1.4%	2.3%	3.5%	2.1%
Other^	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	<1%
	NPA + 90+ ratio	10.6%	0.0%	0.0%	0.0%	10.8%	8.8%
	YTD NCO ratio	3.8%	0.0%	0.0%	0.0%	2.3%	2.9%
Total	Loans (% of total)	10%	12%	22%	15%	41%	100%
	NPA + 90+ ratio	3.5%	4.1%	3.4%	3.2%	5.1%	4.2%
	YTD NCO ratio	4.8%	2.7%	3.4%	4.2%	6.0%	4.6%

#	Includes relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Note: All consumer YTD net charge-off ratios throughout this document are calculated using third quarter end of period loan balances Nate: Percentages may not sum due to rounding

Retail direct home equity ($10.2 billion)
Combined loan-to-value (origination)
		<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida	Loans (% of total)	5%	2%	1%	<1%	<1%	9%
	NPA + 90+ ratio	1.8%	3.0%	4.2%	4.8%	6.4%	2.7%
	YTD NCO ratio	0.7%	1.8%	5.9%	6.0%	8.8%	2.1%
Michigan	Loans (% of total)	9%	5%	4%	2%	2%	22%
	NPA + 90+ ratio	1.9%	1.9%	2.5%	4.2%	3.7%	2.4%
	YTD NCO ratio	0.6%	1.1%	2.0%	2.9%	3.0%	1.4%
Other	Loans (% of total)	28%	15%	13%	5%	9%	70%
	NPA + 90+ ratio	1.1%	1.3%	1.9%	1.2%	2.2%	1.4%
	YTD NCO ratio	0.4%	0.5%	0.7%	1.1%	1.7%	0.7%
Total	Loans (% of total)	41%	22%	18%	7%	12%	100%
	NPA + 90+ ratio	1.4%	1.6%	2.1%	2.0%	2.7%	1.8%
	YTD NCO ratio	0.5%	0.7%	1.3%	1.7%	2.2%	0.9%

1sts	Loans (% of total)	16%	7%	3%	1%	1%	26%
	NPA + 90+ ratio	1.1%	1.7%	3.9%	4.4%	5.3%	1.7%
	YTD NCO ratio	0.4%	0.7%	1.1%	0.8%	2.4%	0.6%
2nds	Loans (% of total)	26%	15%	15%	7%	11%	74%
	NPA + 90+ ratio	1.6%	1.5%	1.8%	1.8%	2.5%	1.8%
	YTD NCO ratio	0.5%	0.7%	1.3%	1.8%	2.2%	1.1%
Total	Loans (% of total)	41%	22%	18%	7%	12%	100%
	NPA + 90+ ratio	1.4%	1.6%	2.1%	2.0%	2.7%	1.8%
	YTD NCO ratio	0.5%	0.7%	1.3%	1.7%	2.2%	0.9%

HE loans	Loans (% of total)	6%	3%	3%	1%	2%	15%
	NPA + 90+ ratio	1.9%	2.0%	2.6%	2.7%	2.6%	2.2%
	YTD NCO ratio	0.6%	0.8%	0.9%	1.5%	2.0%	1.0%
HELOCs	Loans (% of total)	35%	19%	15%	6%	9%	85%
	NPA + 90+ ratio	1.3%	1.5%	2.1%	1.9%	2.7%	1.7%
	YTD NCO ratio	0.4%	0.7%	1.4%	1.7%	2.2%	0.9%
Total	Loans (% of total)	41%	22%	18%	7%	12%	100%
	NPA + 90+ ratio	1.4%	1.6%	2.1%	2.0%	2.7%	1.8%
	YTD NCO ratio	0.5%	0.7%	1.3%	1.7%	2.2%	0.9%

< 660#	Loans (% of total)	1%	1%	1%	<1%	1%	4%
	NPA + 90+ ratio	6.2%	6.3%	6.0%	5.7%	8.1%	6.4%
	YTD NCO ratio	1.5%	2.5%	2.5%	5.2%	4.8%	2.8%
660-689	Loans (% of total)	2%	2%	2%	1%	1%	7%
	NPA + 90+ ratio	3.0%	3.5%	5.8%	4.8%	5.2%	4.3%
	YTD NCO ratio	1.1%	2.3%	3.2%	2.3%	4.8%	2.6%
690-719	Loans (% of total)	3%	3%	3%	1%	2%	12%
	NPA + 90+ ratio	2.1%	3.2%	3.1%	3.5%	3.8%	3.0%
	YTD NCO ratio	0.6%	1.2%	1.9%	2.5%	2.7%	1.6%
720-749	Loans (% of total)	4%	4%	4%	2%	3%	16%
	NPA + 90+ ratio	1.1%	1.9%	2.4%	1.7%	2.1%	1.8%
	YTD NCO ratio	0.5%	0.9%	1.3%	1.9%	2.1%	1.2%
750+	Loans (% of total)	18%	13%	9%	3%	5%	48%
	NPA + 90+ ratio	0.4%	0.5%	0.7%	0.8%	0.9%	0.6%
	YTD NCO ratio	0.2%	0.2%	0.6%	0.9%	0.9%	0.4%
Other^	Loans (% of total)	13%	<1%	<1%	<1%	<1%	13%
	NPA + 90+ ratio	2.0%	2.8%	1.1%	0.3%	4.3%	2.0%
	YTD NCO ratio	0.6%	0.0%	0.4%	1.2%	0.3%	0.6%
Total	Loans (% of total)	41%	22%	18%	7%	12%	100%
	NPA + 90+ ratio	1.4%	1.6%	2.1%	2.0%	2.7%	1.8%
	YTD NCO ratio	0.5%	0.7%	1.3%	1.7%	2.2%	0.9%

#	Includes relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Total home equity ($12.6 billion)
Combined loan-to-value (origination)
		<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida	Loans (% of total)	4%	2%	1%	<1%	1%	8%
	NPA + 90+ ratio	1.9%	3.5%	4.7%	5.4%	9.0%	3.2%
	YTD NCO ratio	1.2%	2.0%	7.3%	8.6%	15.4%	3.4%
Michigan	Loans (% of total)	7%	4%	4%	2%	3%	21%
	NPA + 90+ ratio	2.1%	2.1%	3.0%	4.1%	4.4%	2.8%
	YTD NCO ratio	0.8%	1.3%	2.5%	3.4%	4.8%	2.1%
Other	Loans (% of total)	24%	14%	13%	6%	13%	71%
	NPA + 90+ ratio	1.2%	1.6%	2.1%	1.7%	3.5%	1.9%
	YTD NCO ratio	0.5%	0.7%	1.1%	1.9%	3.3%	1.3%
Total	Loans (% of total)	35%	20%	19%	9%	17%	100%
	NPA + 90+ ratio	1.5%	1.9%	2.4%	2.4%	3.8%	2.2%
	YTD NCO ratio	0.7%	0.9%	1.8%	2.5%	3.9%	1.6%

1sts	Loans (% of total)	14%	6%	3%	1%	1%	24%
	NPA + 90+ ratio	1.2%	2.2%	4.9%	4.5%	9.1%	2.3%
	YTD NCO ratio	0.5%	0.8%	1.5%	1.8%	3.7%	0.9%
2nds	Loans (% of total)	22%	14%	16%	8%	16%	76%
	NPA + 90+ ratio	1.6%	1.7%	2.1%	2.3%	3.4%	2.2%
	YTD NCO ratio	0.8%	1.0%	1.8%	2.6%	3.9%	1.9%
Total	Loans (% of total)	35%	20%	19%	9%	17%	100%
	NPA + 90+ ratio	1.5%	1.9%	2.4%	2.4%	3.8%	2.2%
	YTD NCO ratio	0.7%	0.9%	1.8%	2.5%	3.9%	1.6%

HE loans	Loans (% of total)	5%	3%	3%	2%	4%	17%
	NPA + 90+ ratio	2.2%	2.5%	3.3%	2.7%	4.7%	3.1%
	YTD NCO ratio	1.6%	1.2%	1.5%	2.3%	3.8%	2.1%
HELOCs	Loans (% of total)	30%	17%	16%	7%	13%	83%
	NPA + 90+ ratio	1.4%	1.8%	2.3%	2.3%	3.5%	2.0%
	YTD NCO ratio	0.5%	0.9%	1.8%	2.6%	3.9%	1.5%
Total	Loans (% of total)	35%	20%	19%	9%	17%	100%
	NPA + 90+ ratio	1.5%	1.9%	2.4%	2.4%	3.8%	2.2%
	YTD NCO ratio	0.7%	0.9%	1.8%	2.5%	3.9%	1.6%

< 660#	Loans (% of total)	1%	1%	1%	<1%	1%	4%
	NPA + 90+ ratio	6.3%	7.8%	6.4%	7.2%	8.8%	7.2%
	YTD NCO ratio	3.1%	3.9%	4.2%	5.7%	6.5%	4.4%
660-689	Loans (% of total)	2%	2%	2%	1%	2%	8%
	NPA + 90+ ratio	3.3%	3.7%	6.2%	4.7%	6.9%	5.1%
	YTD NCO ratio	2.0%	2.4%	4.1%	4.0%	6.2%	3.8%
690-719	Loans (% of total)	3%	3%	3%	2%	4%	14%
	NPA + 90+ ratio	2.3%	3.3%	3.6%	3.6%	5.2%	3.7%
	YTD NCO ratio	1.3%	1.7%	2.3%	4.0%	4.9%	2.9%
720-749	Loans (% of total)	4%	4%	4%	2%	4%	17%
	NPA + 90+ ratio	1.4%	2.5%	2.6%	2.2%	3.2%	2.4%
	YTD NCO ratio	0.9%	1.2%	1.9%	2.4%	4.4%	2.2%
750+	Loans (% of total)	16%	11%	9%	4%	6%	46%
	NPA + 90+ ratio	0.4%	0.6%	0.8%	1.0%	1.7%	0.8%
	YTD NCO ratio	0.2%	0.3%	0.8%	1.3%	1.9%	0.7%
Other^	Loans (% of total)	10%	<1%	<1%	<1%	<1%	11%
	NPA + 90+ ratio	2.0%	2.7%	1.1%	0.2%	5.7%	2.1%
	YTD NCO ratio	0.6%	0.0%	0.3%	1.1%	0.8%	0.6%
Total	Loans (% of total)	35%	20%	19%	9%	17%	100%
	NPA + 90+ ratio	1.5%	1.9%	2.4%	2.4%	3.8%	2.2%
	YTD NCO ratio	0.7%	0.9%	1.8%	2.5%	3.9%	1.6%

#	Includes relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Total residential mortgage ($9.4 billion)
FICO (origination)
		< 660#	660-689	690-719	720-750	750+	Other^	Total
Lots	Loans (% of total)	<1%	1%	1%	1%	2%	3%	8%
	NPA + 90+ ratio	27.1%	23.2%	24.0%	21.2%	15.5%	30.5%	23.9%
	YTD NCO ratio	22.2%	15.9%	15.6%	12.9%	6.9%	8.0%	10.3%
Residential construction Loans (% of total)		<1%	0%	1%	1%	2%	1%	5%
	NPA + 90+ ratio	0.0%	0.0%	0.6%	0.0%	0.4%	3.2%	1.0%
	YTD NCO ratio	2.4%	0.0%	0.0%	0.0%	0.0%	3.5%	0.9%
Other non-owner	Loans (% of total)	<1%	<1%	1%	<1%	1%	5%	7%
occupied	NPA + 90+ ratio	33.4%	27.4%	29.0%	22.8%	17.7%	20.9%	22.2%
	YTD NCO ratio	18.5%	13.0%	10.9%	10.8%	12.7%	4.6%	7.5%
Owner occupied	Loans (% of total)	9%	7%	10%	11%	25%	19%	80%
	NPA + 90+ ratio	15.9%	9.8%	5.4%	3.5%	1.4%	6.8%	5.7%
	YTD NCO ratio	3.0%	1.6%	1.6%	1.0%	0.6%	1.2%	1.3%
Total	Loans (% of total)	9%	8%	12%	13%	30%	27%	100%
	NPA + 90+ ratio	16.6%	11.2%	7.6%	5.5%	2.8%	11.8%	8.2%
	YTD NCO ratio	4.2%	3.1%	3.0%	2.3%	1.4%	2.7%	2.5%

Total residential mortgage ($9.4 billion)
Loan-to-value (origination)
		<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Lots	Loans (% of total)	1%	2%	2%	<1%	3%	8%
	NPA + 90+ ratio	25.8%	25.0%	25.3%	21.5%	21.3%	23.9%
	YTD NCO ratio	11.3%	14.4%	6.4%	6.0%	9.9%	10.3%
Residential construction	Loans (% of total)	1%	2%	1%	1%	<1%	5%
	NPA + 90+ ratio	2.8%	0.5%	0.0%	0.8%	2.5%	1.0%
	YTD NCO ratio	3.7%	0.1%	0.0%	0.0%	1.7%	0.9%
Other non-owner	Loans (% of total)	1%	4%	2%	<1%	<1%	7%
occupied	NPA + 90+ ratio	13.0%	18.5%	35.7%	33.1%	26.2%	22.2%
	YTD NCO ratio	2.8%	6.2%	8.8%	10.8%	26.2%	7.5%
Owner occupied	Loans (% of total)	22%	33%	7%	4%	13%	80%
	NPA + 90+ ratio	2.4%	4.1%	11.1%	10.8%	10.8%	5.7%
	YTD NCO ratio	0.3%	0.8%	2.8%	2.5%	2.7%	1.3%
Total	Loans (% of total)	25%	41%	12%	5%	16%	100%
	NPA + 90+ ratio	3.9%	6.3%	15.8%	11.5%	12.9%	8.2%
	YTD NCO ratio	1.0%	2.0%	4.0%	2.9%	4.6%	2.5%

Total residential mortgage ($9.4 billion)
		Florida	Michigan	Other	Total
Lots	Loans (% of total)	4%	1%	4%	8%
	NPA + 90+ ratio	34.4%	7.1%	13.8%	23.9%
	YTD NCO ratio	18.7%	2.6%	1.2%	10.3%
Residential construction	Loans (% of total)	1%	1%	3%	5%
	NPA + 90+ ratio	0.4%	2.8%	0.7%	1.0%
	YTD NCO ratio	1.4%	0.6%	0.9%	0.9%
Other non-owner	Loans (% of total)	5%	<1%	2%	7%
occupied	NPA + 90+ ratio	24.0%	21.2%	18.6%	22.2%
	YTD NCO ratio	7.1%	16.0%	7.2%	7.5%
Owner occupied	Loans (% of total)	20%	12%	47%	80%
	NPA + 90+ ratio	9.0%	7.5%	3.8%	5.7%
	YTD NCO ratio	2.7%	1.9%	0.5%	1.3%
Total	Loans (% of total)	30%	14%	56%	100%
	NPA + 90+ ratio	14.6%	7.5%	4.9%	8.2%
	YTD NCO ratio	5.6%	2.2%	0.9%	2.5%

#	Loans with FICO < 660 include CRA and FHA/VA loans as well as relationship based and private lending
^	Includes acquired loans where FICOs at origination is not available

Total auto ($8.3 billion)
FICO (origination)
		< 660	660-689	690-719	720-750	750+	Other^	Total
Auto/Van	Loans (% of total)	1%	5%	10%	9%	20%	2%	48%
	NPA + 90+ ratio	1.1%	0.7%	0.5%	0.3%	0.1%	0.4%	0.3%
	YTD NCO ratio	3.8%	3.0%	1.8%	1.3%	0.5%	2.8%	1.4%
Small/Med SUV and Compact Pickup	Loans (% of total)	1%	3%	6%	6%	13%	0%	29%
	NPA + 90+ ratio	0.7%	0.6%	0.5%	0.3%	0.1%	1.1%	0.3%
	YTD NCO ratio	3.9%	2.8%	1.9%	1.2%	0.4%	16.1%	1.3%
Large SUV/Full Size Pickup	Loans (% of total)	1%	3%	5%	5%	9%	0%	23%
	NPA + 90+ ratio	1.3%	0.8%	0.6%	0.3%	0.1%	0.7%	0.4%
	YTD NCO ratio	4.6%	3.5%	2.3%	1.7%	0.5%	10.3%	1.7%
Total	Loans (% of total)	3%	11%	21%	20%	43%	2%	100%
	NPA + 90+ ratio	1.0%	0.7%	0.5%	0.3%	0.1%	0.4%	0.3%
	YTD NCO ratio	4.0%	3.1%	2.0%	1.4%	0.5%	3.6%	1.5%

New	Loans (% of total)	1%	4%	8%	8%	21%	1%	44%
	NPA + 90+ ratio	1.0%	0.6%	0.5%	0.3%	0.1%	0.4%	0.3%
	YTD NCO ratio	3.8%	2.7%	1.7%	1.1%	0.3%	1.2%	1.0%
Used	Loans (% of total)	2%	8%	13%	11%	22%	1%	56%
	NPA + 90+ ratio	1.0%	0.8%	0.6%	0.3%	0.2%	0.5%	0.4%
	YTD NCO ratio	4.2%	3.2%	2.2%	1.6%	0.7%	7.0%	1.8%
Total	Loans (% of total)	3%	11%	21%	20%	43%	2%	100%
	NPA + 90+ ratio	1.0%	0.7%	0.5%	0.3%	0.1%	0.4%	0.3%
	YTD NCO ratio	4.0%	3.1%	2.0%	1.4%	0.5%	3.6%	1.5%

<=100% advance rate	Loans (% of total)	2%	6%	10%	10%	27%	2%	56%
	NPA + 90+ ratio	0.8%	0.5%	0.3%	0.1%	0.1%	0.4%	0.2%
	YTD NCO ratio	3.1%	1.7%	1.0%	0.7%	0.2%	2.5%	0.7%
>100% advance rate	Loans (% of total)	1%	5%	11%	10%	15%	1%	44%
	NPA + 90+ ratio	1.3%	0.9%	0.7%	0.5%	0.3%	0.5%	0.5%
	YTD NCO ratio	5.5%	4.6%	2.9%	2.1%	1.1%	6.9%	2.4%
Total	Loans (% of total)	3%	11%	21%	20%	43%	2%	100%
	NPA + 90+ ratio	1.0%	0.7%	0.5%	0.3%	0.1%	0.4%	0.3%
	YTD NCO ratio	4.0%	3.1%	2.0%	1.4%	0.5%	3.6%	1.5%

<=60 month term	Loans (% of total)	1%	3%	5%	5%	17%	1%	33%
	NPA + 90+ ratio	0.7%	0.6%	0.3%	0.2%	0.1%	0.4%	0.2%
	YTD NCO ratio	3.1%	2.0%	1.1%	0.7%	0.2%	3.4%	0.8%
>60 month term	Loans (% of total)	2%	8%	16%	14%	26%	1%	67%
	NPA + 90+ ratio	1.2%	0.8%	0.6%	0.4%	0.2%	0.6%	0.4%
	YTD NCO ratio	4.7%	3.5%	2.3%	1.6%	0.7%	4.0%	1.8%
Total	Loans (% of total)	3%	11%	21%	20%	43%	2%	100%
	NPA + 90+ ratio	1.0%	0.7%	0.5%	0.3%	0.1%	0.4%	0.3%
	YTD NCO ratio	4.0%	3.1%	2.0%	1.4%	0.5%	3.6%	1.5%

^	Includes acquired loans where FICOs at origination is not available

		Consumer loans by vintage
		Mortgage				Home equity
		Lot	Resi constr	Other non- owner occ’d	Owner occ’d	Brokered	Direct	Auto	Card	Other	Total
2008	Loans (% of total, by loan type)	1%	41%	2%	12%	1%	12%	36%	16%	19%	17%
	NPA + 90+ ratio	1.5%	1.2%	0.0%	0.9%	0.0%	0.1%	0.2%	0.9%	0.0%	0.3%
	YTD NCO ratio	0.0%	0.4%	0.0%	0.0%	0.0%	0.0%	0.3%	0.2%	0.1%	0.2%
2007	Loans (% of total, by loan type)	13%	37%	9%	19%	14%	12%	28%	38%	21%	20%
	NPA + 90+ ratio	9.8%	0.5%	23.6%	3.8%	2.1%	0.7%	0.3%	3.3%	0.4%	1.9%
	YTD NCO ratio	1.5%	0.9%	8.1%	0.5%	3.8%	0.4%	2.3%	4.1%	1.5%	1.8%
2006	Loans (% of total, by loan type)	34%	15%	19%	15%	33%	15%	15%	12%	19%	17%
	NPA + 90+ ratio	15.7%	1.1%	27.8%	8.6%	4.5%	2.4%	0.7%	4.6%	1.3%	4.9%
	YTD NCO ratio	7.1%	0.8%	9.9%	2.4%	6.7%	1.7%	2.7%	7.2%	2.6%	3.5%
2005	Loans (% of total, by loan type)	40%	5%	39%	26%	26%	15%	15%	9%	17%	19%
	NPA + 90+ ratio	35.7%	1.7%	24.1%	6.5%	4.3%	2.4%	0.4%	4.7%	0.7%	6.1%
	YTD NCO ratio	17.7%	0.2%	8.4%	1.9%	4.0%	1.6%	1.5%	7.2%	2.1%	3.2%
2004 and prior	Loans (% of total, by loan type)	12%	2%	31%	27%	25%	46%	6%	25%	24%	27%
	NPA + 90+ ratio	24.8%	3.7%	17.2%	6.8%	5.0%	2.1%	0.7%	5.1%	1.7%	4.0%
	YTD NCO ratio	4.9%	14.1%	5.3%	1.1%	3.2%	0.9%	1.4%	8.4%	2.4%	1.7%
Total	Loans (% of total, by loan type)	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
	NPA + 90+ ratio	23.9%	1.0%	22.2%	5.7%	4.2%	1.8%	0.3%	3.7%	0.9%	3.5%
	YTD NCO ratio	10.3%	0.9%	7.5%	1.3%	4.6%	0.9%	1.5%	5.3%	1.8%	2.0%

Third Quarter 2008 Portfolio Loan and Lease Stratifications Commercial

Total commercial loans ($52.4 billion)
		Florida	Michigan	Other	Total
Other non-owner occupied RE	Loans (% of total)	5%	5%	13%	24%
	NPA ratio	17.7%	13.2%	5.3%	9.7%
	YTD NCO ratio	6.1%	6.4%	1.1%	3.5%
Owner-occupied RE	Loans (% of total)	2%	4%	8%	13%
	NPA ratio	3.2%	4.8%	2.0%	3.0%
	YTD NCO ratio	0.4%	1.6%	0.5%	0.8%
C&I	Loans (% of total)	4%	9%	43%	56%
	NPA ratio	4.2%	2.3%	1.6%	1.9%
	YTD NCO ratio	3.0%	1.0%	1.0%	1.1%
Commercial lease	Loans (% of total)	<1%	<1%	7%	7%
	NPA ratio	0.0%	4.2%	0.4%	0.6%
	YTD NCO ratio	0.0%	0.1%	0.1%	0.1%
Other	Loans (% of total)	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	0.0%	0.0%	nm	nm
Total	Loans (% of total)	10%	19%	71%	100%
	NPA ratio	10.7%	5.9%	2.2%	3.8%
	YTD NCO ratio	4.2%	2.7%	0.9%	1.6%

C&I	Loans (% of total)	4%	9%	43%	56%
	NPA ratio	4.2%	2.3%	1.6%	1.9%
	YTD NCO ratio	3.0%	1.0%	1.0%	1.1%
Commercial mortgage	Loans (% of total)	4%	7%	14%	26%
	NPA ratio	13.0%	6.8%	2.9%	5.6%
	YTD NCO ratio	4.0%	1.9%	0.6%	1.6%
Commercial construction	Loans (% of total)	2%	2%	7%	11%
	NPA ratio	15.9%	19.8%	6.5%	11.0%
	YTD NCO ratio	5.8%	12.6%	1.7%	4.8%
Commercial lease	Loans (% of total)	<1%	<1%	7%	7%
	NPA ratio	0.0%	4.2%	0.4%	0.6%
	YTD NCO ratio	0.0%	0.1%	0.1%	0.1%
Other	Loans (% of total)	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	0.0%	0.0%	nm	nm
Total	Loans (% of total)	10%	19%	71%	100%
	NPA ratio	10.7%	5.9%	2.2%	3.8%
	YTD NCO ratio	4.2%	2.7%	0.9%	1.6%

Homebuilders / developers (included in #’s above)	Loans (% of total)	2%	1%	3%	6%
	NPA ratio	36.7%	31.5%	11.3%	22.9%
	YTD NCO ratio	14.1%	20.1%	3.3%	10.7%

Total commercial loans ($52.4 billion)
		C&I	Commercial mortgage	Commercial construction	Other	Total
Other non-owner occupied RE	Loans (% of total)	<1%	14%	9%	<1%	24%
	NPA ratio	0.0%	7.8%	12.4%	0.0%	9.7%
	YTD NCO ratio	0.0%	2.2%	5.4%	0.0%	3.5%
Owner-occupied RE	Loans (% of total)	<1%	11%	2%	<1%	13%
	NPA ratio	0.0%	2.7%	4.2%	0.0%	3.0%
	YTD NCO ratio	0.0%	0.6%	1.8%	0.0%	0.8%
C&I	Loans (% of total)	56%	<1%	<1%	<1%	56%
	NPA ratio	1.9%	0.0%	0.0%	0.0%	1.9%
	YTD NCO ratio	1.1%	0.0%	0.0%	0.0%	1.1%
Commercial lease	Loans (% of total)	<1%	<1%	<1%	7%	7%
	NPA ratio	0.0%	0.0%	0.0%	0.6%	0.6%
	YTD NCO ratio	0.0%	0.0%	0.0%	0.1%	0.1%
Other	Loans (% of total)	nm	<1%	<1%	nm	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	0.0%	nm	nm	1.1%	nm
Total	Loans (% of total)	56%	26%	11%	7%	100%
	NPA ratio	1.9%	5.6%	11.0%	1.2%	3.8%
	YTD NCO ratio	1.1%	1.6%	4.8%	0.0%	1.6%

Homebuilders / developers (included in #’s above)	Loans (% of total)	<1%	2%	3%	<1%	6%
	NPA ratio	21.3%	25.4%	21.2%	0.0%	22.9%
	YTD NCO ratio	4.9%	10.5%	11.7%	4.2%	10.7%

Total commercial loans ($52.4 billion)
		Residential raw land	Residential developed land	Residential vertical land	Commercial raw land	Commercial developed land	Other	Total
Other non-owner occupied RE	Loans (% of total)	2%	2%	4%	1%	1%	14%	24%
	NPA ratio	22.7%	25.5%	14.0%	14.5%	11.3%	4.5%	9.7%
	YTD NCO ratio	12.6%	11.9%	3.8%	2.0%	5.5%	1.2%	3.5%
Owner-occupied RE	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	13%	13%
	NPA ratio	0.0%	80.5%	11.3%	0.0%	1.2%	2.6%	3.0%
	YTD NCO ratio	0.0%	275.1%	3.9%	0.0%	0.0%	0.5%	0.8%
C&I	Loans (% of total)	<1%	<1%	1%	<1%	<1%	54%	56%
	NPA ratio	2.1%	8.9%	6.8%	3.2%	3.3%	1.8%	1.9%
	YTD NCO ratio	1.5%	0.0%	1.7%	0.4%	0.0%	1.1%	1.1%
Commercial lease	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	7%	7%
	NPA ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%
	YTD NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.1%
Other	Loans (% of total)	<1%	<1%	<1%	<1%	<1%	<1%	<1%
	NPA ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	YTD NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	nm	nm
Total	Loans (% of total)	2%	2%	5%	2%	1%	89%	100%
	NPA ratio	21.8%	25.4%	12.3%	12.5%	10.1%	2.3%	3.8%
	YTD NCO ratio	12.0%	12.8%	3.3%	1.7%	4.9%	1.0%	1.6%

Florida	Loans (% of total)	<1%	1%	1%	<1%	<1%	7%	10%
	NPA ratio	21.0%	43.4%	14.2%	24.4%	16.8%	5.2%	10.7%
	YTD NCO ratio	11.0%	21.8%	1.7%	2.5%	7.1%	2.2%	4.2%
Michigan	Loans (% of total)	1%	<1%	1%	<1%	<1%	17%	19%
	NPA ratio	30.7%	28.8%	19.4%	19.0%	19.6%	3.6%	5.9%
	YTD NCO ratio	23.1%	16.5%	8.9%	3.5%	14.7%	1.1%	2.7%
Other	Loans (% of total)	1%	1%	3%	1%	1%	65%	71%
	NPA ratio	16.6%	8.7%	9.1%	5.7%	4.4%	1.6%	2.2%
	YTD NCO ratio	5.7%	1.8%	1.4%	0.8%	1.4%	0.7%	0.9%
Total	Loans (% of total)	2%	2%	5%	2%	1%	89%	100%
	NPA ratio	21.8%	25.4%	12.3%	12.5%	10.1%	2.3%	3.8%
	YTD NCO ratio	12.0%	12.8%	3.3%	1.7%	4.9%	1.0%	1.6%

Homebuilders / developers (included in #’s above)	Loans (% of total)	2%	2%	2%	<1%	<1%	<1%	6%
	NPA ratio	23.6%	24.7%	17.6%	0.0%	0.0%	35.6%	22.9%
	YTD NCO ratio	12.0%	13.2%	5.1%	0.0%	0.0%	16.2%	10.7%

Total commercial loans ($52.4 billion)
		C&I	Commercial mortgage	Commercial construction	Other	Total
Accommodation	Loans (% of total)	1%	1%	<1%	<1%	2%
	NPA ratio	3.2%	6.0%	33.8%	0.0%	5.6%
	YTD NCO ratio	0.8%	0.3%	4.3%	0.0%	0.7%
Auto manufacturing	Loans (% of total)	1%	<1%	<1%	<1%	1%
	NPA ratio	0.3%	10.3%	0.0%	0.9%	0.8%
	YTD NCO ratio	0.0%	0.0%	0.0%	0.6%	0.0%
Construction	Loans (% of total)	3%	3%	5%	<1%	11%
	NPA ratio	7.3%	14.2%	17.4%	8.5%	13.7%
	YTD NCO ratio	3.3%	4.6%	8.6%	0.0%	5.9%
Finance & insurance	Loans (% of total)	6%	<1%	<1%	<1%	7%
	NPA ratio	0.8%	2.6%	0.0%	0.0%	0.8%
	YTD NCO ratio	0.7%	nm	0.0%	0.0%	0.6%
Manufacturing	Loans (% of total)	11%	1%	<1%	1%	13%
	NPA ratio	1.5%	2.4%	0.0%	1.5%	1.6%
	YTD NCO ratio	0.4%	2.0%	0.0%	1.2%	0.6%
Real estate	Loans (% of total)	5%	14%	5%	<1%	24%
	NPA ratio	2.7%	5.6%	6.5%	0.1%	5.1%
	YTD NCO ratio	0.8%	1.6%	2.7%	0.1%	1.6%
Retail trade	Loans (% of total)	2%	1%	<1%	<1%	3%
	NPA ratio	3.3%	4.5%	6.3%	3.5%	3.7%
	YTD NCO ratio	0.9%	0.5%	0.8%	0.0%	0.7%
Auto retailers	Loans (% of total)	3%	1%	<1%	<1%	4%
	NPA ratio	2.8%	0.6%	0.0%	0.0%	2.3%
	YTD NCO ratio	1.1%	0.2%	0.0%	0.0%	0.9%
Wholesale trade	Loans (% of total)	4%	<1%	<1%	<1%	5%
	NPA ratio	0.7%	0.7%	36.1%	0.0%	0.9%
	YTD NCO ratio	0.9%	0.0%	0.0%	0.0%	0.7%
Other	Loans (% of total)	19%	5%	1%	5%	29%
	NPA ratio	1.1%	2.6%	3.2%	0.8%	1.4%
	YTD NCO ratio	1.5%	0.8%	1.0%	nm	1.1%
Total	Loans (% of total)	56%	26%	11%	7%	100%
	NPA ratio	1.9%	5.6%	11.0%	1.2%	3.8%
	YTD NCO ratio	1.1%	1.6%	4.8%	0.0%	1.6%

Total commercial loans ($52.4 billion)
		Florida	Michigan	Other	Total
Accommodation	Loans (% of total)	<1%	<1%	1%	2%
	NPA ratio	12.2%	3.6%	4.0%	5.6%
	YTD NCO ratio	0.4%	0.9%	0.8%	0.7%
Auto manufacturing	Loans (% of total)	<1%	1%	1%	1%
	NPA ratio	0.0%	0.4%	1.0%	0.8%
	YTD NCO ratio	0.0%	nm	0.1%	0.0%
Construction	Loans (% of total)	2%	2%	7%	11%
	NPA ratio	23.2%	20.5%	9.3%	13.7%
	YTD NCO ratio	7.8%	12.6%	2.8%	5.9%
Finance & insurance	Loans (% of total)	<1%	1%	5%	7%
	NPA ratio	0.0%	0.3%	1.0%	0.8%
	YTD NCO ratio	1.9%	1.1%	0.4%	0.6%
Manufacturing	Loans (% of total)	<1%	2%	11%	13%
	NPA ratio	2.6%	2.2%	1.4%	1.6%
	YTD NCO ratio	0.1%	0.7%	0.5%	0.6%
Real estate	Loans (% of total)	4%	7%	13%	24%
	NPA ratio	13.2%	6.5%	1.9%	5.1%
	YTD NCO ratio	5.4%	1.9%	0.2%	1.6%
Retail trade	Loans (% of total)	<1%	1%	2%	3%
	NPA ratio	3.2%	4.0%	3.7%	3.7%
	YTD NCO ratio	0.3%	0.8%	0.8%	0.7%
Auto retailers	Loans (% of total)	<1%	1%	3%	4%
	NPA ratio	2.4%	1.9%	2.4%	2.3%
	YTD NCO ratio	2.0%	0.6%	0.9%	0.9%
Wholesale trade	Loans (% of total)	<1%	1%	4%	5%
	NPA ratio	0.0%	0.6%	1.0%	0.9%
	YTD NCO ratio	1.1%	0.3%	0.8%	0.7%
Other	Loans (% of total)	2%	4%	23%	29%
	NPA ratio	2.6%	3.1%	1.0%	1.4%
	YTD NCO ratio	2.1%	1.2%	1.0%	1.1%
Total	Loans (% of total)	10%	19%	71%	100%
	NPA ratio	10.7%	5.9%	2.2%	3.8%
	YTD NCO ratio	4.2%	2.7%	0.9%	1.6%

Cautionary Statement

This report may contain forward-looking statements about Fifth Third Bancorp within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, does business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8) competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments; (10) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, or the businesses in which Fifth Third, one is engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of Fifth Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entities; (18) difficulties in combining the operations of acquired entities; (19) inability to generate the gains on sale and related increase in shareholders’ equity that it anticipates from the sale of certain non-core businesses, (20) loss of income from the sale of certain non-core businesses could have an adverse effect on Fifth Third’s earnings and future growth (21) ability to secure confidential information through the use of computer systems and telecommunications networks; and (22) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC’s Web site at www.sec.gov or on the Fifth Third’s Web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.